UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2012

SYMMETRY MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32374	35-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3724 N State Road 15, Warsaw, Indiana 46582

(Address of Principal executive offices, including Zip Code)

(574) 268-2252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 19, 2012, Symmetry Medical, Inc. issued a press release entitled “Symmetry Medical to Report First Quarter 2012 Financial Results on May 3, 2012,” in which it announced that it would be announcing its first quarter 2012 financial results before the market opens on Thursday, May 3, 2012. Symmetry Medical will host an accompanying conference call at 8:00 a.m. ET on Thursday, May 3, 2012. Details regarding the conference call are contained in the attached press release, and the foregoing is qualified in its entirety by the attached press release.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	“Symmetry Medical to Report First Quarter 2012 Financial Results on May 3, 2012,” Press Release issued by Symmetry Medical, Inc. dated April 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Medical Inc.

/s/ Fred L. Hite
Date: April 19, 2012	Name: Fred L. Hite
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	“Symmetry Medical to Report First Quarter 2012 Financial Results on May 3, 2012,” Press Release issued by Symmetry Medical, Inc. dated April 19, 2012.